Exhibit 99.1

Media Contact

Ian Martorana

The Bulleit Group

(415) 237-3681

plugpower@bulleitgroup.com

Plug Power Inc. Completes Acquisitions of United Hydrogen and Giner ELX, continuing to execute on its five-year plan

Raises 2024 Revenue and EBITDA targets while positioning the Company to be a global leader in green hydrogen solutions

Latham, NY — June 23, 2020 — Plug Power Inc. (NASDAQ: PLUG), a leading provider of hydrogen engines and fueling solutions enabling e-mobility, has completed the acquisitions of United Hydrogen Group Inc. and Giner ELX These acquisitions are in line with the Company’s vertical integration strategy in the hydrogen business laid out in September of 2019 with plans to have more than 50% of the hydrogen used to be green by 2024. These activities further enhance Plug Power’s position in the hydrogen industry with capabilities in generation, liquefaction and distribution of hydrogen fuel complementing its industry-leading position in the design, construction, and operation of customer-facing hydrogen fueling stations. These activities establish a clear pathway for Plug Power to transition from low-carbon to zero-carbon hydrogen solutions.

Given these acquisitions, the Company is raising its 2024 financial targets to achieve $1.2 billion in revenue (up from $1 billion), $210 in operating income (up from $170 million), and $250 million in Adjusted EBITDA (up from $200 million). These improved financial metrics highlight the value of this vertical integration, underscoring significant margin enhancement potential in the hydrogen fuels business and the expected global growth of the electrolyzer market while meeting customers increased focus on sustainability and carbon reduction goals. Plug Power is focused on becoming one of the largest green hydrogen generation companies in the United States over the next five years and globally thereafter, and plans to continue to work with existing and new partners to accomplish this goal.

This planned capacity addition of green hydrogen will serve the significant and rapidly growing demand from current customers as well as position the Company to target existing large and growing hydrogen markets. Plug Power projects that its existing customers will use almost 100 tons of hydrogen per day by 2024 and expects over 50% of that to be green hydrogen. This planned green hydrogen generation capacity expansion provides Plug Power with an opportunity to serve its existing customers and potentially serve large industrial customers in the steel, fertilizer and ammonia manufacturing markets. According to Bloomberg New Energy Finance, the cost of green hydrogen is expected to decline by over 50% by 2030 and will be at parity with traditional ways of producing hydrogen today.

Today, United Hydrogen is one of the largest privately held merchant hydrogen producers in North America. The company has the capability to produce 6.4 tons of hydrogen each day with plans to increase that capacity to 10 tons daily in the near future, as well as plans for further expansion. Bringing a wealth of talent and expertise, the acquisition of United Hydrogen Group significantly enhances Plug Power’s capabilities in hydrogen generation, liquefaction and distribution logistics.

Giner ELX includes one of the most experienced teams in the world in PEM electrolysis: most have worked for two decades or more in the field. The company’s offerings include one of the world’s largest, most efficient and cost-effective PEM hydrogen generators; grid-level renewable energy storage solutions, and on-site hydrogen generation systems for fuel cell vehicle refueling stations and industrial uses. Giner ELX also has a strong sales channel in the European market. Plug Power expects the Giner ELX acquisition to dramatically increase its overall green hydrogen supply capabilities and the Company can add significant manufacturing capabilities immediately to serve the global market for electrolyzers.

“Plug Power is working to build the modern clean hydrogen economy,” said Plug Power CEO, Andy Marsh. “Every decision we make is with an eye to the future, not the past. This closely aligns with the efforts that companies like United Hydrogen and Giner ELX have made to secure broad participation in the hydrogen economy, and to achieve the objectives of a clean environment and reduced dependence on foreign oil. We welcome these organizations into the Plug Power family where, as a team, we can accelerate the adoption of low carbon and zero carbon hydrogen on a global scale.”

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About Plug Power

Plug Power is building the hydrogen economy as the leading provider of comprehensive hydrogen fuel cell turnkey solutions. The Company’s innovative technology powers electric motors with hydrogen fuel cells amid an ongoing paradigm shift in the power, energy, and transportation industries to address climate change and energy security, while meeting sustainability goals.

Plug Power created the first commercially viable market for hydrogen fuel cell technology. As a result, the Company has deployed over 32,000 fuel cell systems for e-mobility, more than anyone else in the world, and has become the largest buyer of liquid hydrogen, having built and operated a hydrogen highway across North America. Plug Power delivers a significant value proposition to end-customers, including meaningful environmental benefits, efficiency gains, fast fueling, and lower operational costs.

Plug Power’s vertically integrated GenKey solution ties together all critical elements to power, fuel, and provide service to customers such as Amazon, BMW, The Southern Company, Carrefour, and Walmart. The Company is now leveraging its know-how, modular product architecture and foundational customers to rapidly expand into other key markets including zero-emission on-road vehicles, robotics, and data centers.

Non-GAAP Financial Measure

Management uses Adjusted EBITDA, which is a non-GAAP measure, to supplement the Company’s unaudited financial data presented on a generally accepted accounting principles (“GAAP”) basis.  Adjusted EBITDA is defined as operating income, as forecasted, plus stock-based compensation, plus depreciation and amortization.  With respect to the forward-looking guidance, no reconciliation between Adjusted EBITDA and operating income, the most comparable GAAP measure, is included in this press release because the Company is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Plug Power Safe Harbor Statement

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc., including but not limited to statements about our expectations regarding the effects of the acquisitions on our company, including our 2020 full-year revenue target and 2024 financial targets; capabilities in hydrogen generation, liquefaction and logistics; moving the hydrogen economy from low-carbon to zero-carbon solutions; reduction in the cost of hydrogen; the amount of hydrogen used by our customers by 2024; the amount of hydrogen that is green by 2024; expansion of United Hydrogen’s hydrogen production capacity; and Giner ELX increasing our overall green hydrogen supply capabilities and growing our servable addressable market. You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk of dilution to our stockholders and/or stock price should we need to raise additional capital; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders may not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that a loss of one or more of our major customers, or the delay or inability of payment by one of our customers, could result in a material adverse effect on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that our convertible senior notes, if settled in cash, could have a material effect on our financial results; the risk that our convertible note hedges may affect the value of our convertible senior notes and our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls; our ability to attract and maintain key personnel; the risks related to use of flammable fuels in our products; the cost and timing of developing, marketing and selling our products; our ability to obtain financing arrangements to support the sale or leasing of our products and services to customers; the ability to achieve the forecasted gross margin on the sale of our products; the risks, liabilities and costs related to environmental, health and safety matters; the risk of elimination of government subsidies and economic incentives for alternative energy products; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our products and services, including GenDrive, GenSure and GenKey systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; general global economic and political conditions that harm the worldwide economy, disrupt our supply chain, increase material costs or reduce demand for our component products (including changes in the level of gross domestic product in various regions of the world, natural disasters, terrorist act, global conflicts and public health crises such as the coronavirus); the risk that possible new tariffs could have a material adverse effect on our business; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully market, distribute and service our products and services internationally; our ability to improve system reliability for our products; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the risk of dependency on information technology on our operations and the failure of such technology; the cost of complying with current and future federal, state and international governmental regulations; our subjectivity to legal proceedings and legal compliance; the risks associated with past and potential future acquisitions; the volatility of our stock price; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission (the “SEC”). For additional disclosure regarding these and other risks faced by us, see disclosures contained in our public filings with the SEC including, the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 as well as any amendment or update to our risk factors reflected in subsequent filings with the SEC. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and we undertake no obligation to update such statements as a result of new information.

SOURCE: PLUG POWER